UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: FEBRUARY 23, 2005
                        (Date of Earliest Event Reported)

                          CENTURION GOLD HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)

            Florida                      000-49810               65-1129207
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                             Identification No.)

                 12 MAIN REEF ROAD, PRIMROSE, SOUTH AFRICA 1401
              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code: +27(11)873-5315

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Secured Convertible Note Offering to Laurus Master Fund, Ltd.
-------------------------------------------------------------

      On February 23, 2005, Centurion Gold Holdings, Inc. (the "Company") entered into a Securities Purchase Agreement, dated as of February 18, 2005, by and among Centurion Delaware Gold Holdings, Inc., a wholly owned subsidiary of the Company ("Centurion Delaware"), and Laurus Master Fund, Ltd. (the "Purchaser"), whereby the Company authorized the sale to the Purchaser of a Convertible Term Note (the "Laurus Note") in the aggregate principal amount of Ten Million Dollars ($10,000,000) (US). The offering was made pursuant to
Section 4(2) of the Securities Act of 1933, as amended. The Laurus Note is convertible into common stock of the Company at a price of $0.30 per share. In connection with the offering, the Company issued an aggregate of 3,750,000 warrants to purchase common stock at a price of $0.34 per share (the "Laurus Warrant"). The proceeds of the offering will be used to fund acquisitions and for working capital.

      The net proceeds of the financing are to be held in a restricted account until such time as its registration statement (covering shares issuable upon the exercise of the Laurus Note and shares underlying the Laurus Warrant) is declared effective and the Purchaser converts the Laurus Note. Conversions are limited to a percentage of the volume of the Company's common stock on a monthly basis.

      In addition, the Company and the Purchaser executed an Amendment No. 1 to the Secured Convertible Term Note dated September 23, 2004, whereby the Purchaser agreed to reduce the Fixed Conversion Price to $.30 and the Company agreed to file, on or prior to March 1, 2005, a Rule 424(b) supplement to its Registration Statement on Form SB-2 (File No.: 333-120200).

Investment Agreement with Dutchess Private Equities Fund II, LP
---------------------------------------------------------------

      In February 2005, the Company entered into an Investment Agreement with Dutchess Private Equities Fund II, LP, a Delaware limited partnership ("Dutchess"), whereby Dutchess agreed to purchase up to Twenty-Five Million Dollars ($25,000,000) (US) of the Company's common stock. The ability to access such funds is subject to the Company having a registration statement including the underlying shares declared effective and certain volume requirements. In connection therewith, the parties also entered into a placement agency agreement with Gunn Allen Financial.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         EXHIBIT
         NUMBER      DESCRIPTION
         --------    -----------
         99.1        Secured Convertible Term Note
         99.2        Securities Purchase Agreement (without schedules)
         99.3        Master Security Agreement
         99.4        Stock Pledge Agreement
         99.5        Guaranty by Centurion Delaware
         99.6        Laurus Warrant
         99.7        Restricted Account Agreement
         99.8        Amendment No. 1 to Secured Convertible Term Note,
                     dated September 23, 2004
         99.9        Investment Agreement (without schedules)

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   CENTURION GOLD HOLDINGS, INC.


                                   By:  /s/ Andrew Dale Paul
                                        ------------------------------------
                                        Andrew Dale Paul
                                        Chairman and Chief Executive Officer

Dated: February 28, 2005